PixarBio

We Got This!™


PixarBio

# 14-Day NeuroRelease Post-Surgical Pain Treatment
# Pre-Clinical Progress

Feb 25, 2017

Confidential

# Forward Looking Statement

This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These statements are based upon the current beliefs and expectations of PixarBio's management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include but are not limited to, general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of Biotech and medical device industry regulation and health care legislation in the United States and internationally; global trends on cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; PixarBio's ability to accurately predict future market conditions; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; dependence on the effectiveness of PixarBio's patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions.

PixarBio Corp undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be obtained through PixarBio's Corporate HQ at 200 Boston Ave, Suite 1875 in Medford, MA 02155.

The information contained in this presentation was current as of the date presented. The company assumes no duty to update the information to reflect subsequent developments. Consequently, the company will not update the information contained in the presentation and investors should not rely upon the information as current or accurate after the presentation date.

# FDA Approved Microparticle Therapies: 2 Weeks to 6 Months Duration

Risperdal CONSTA risperidone Long-Acting Injection 12.5mg, 25mg, 37.5mg, 50mg

**Annual Sales: $970MM**

RISPERDAL® CONSTA® (risperidone) is approved for the treatment of schizophrenia and for the maintenance treatment of Bipolar I Disorder. One injection every 2 weeks.

Vivitrol (naltrexone for extended-release injectable suspension)

**Annual Sales: $189MM**

VIVITROL is indicated for the treatment of alcohol dependence in patients who are able to abstain from alcohol in an outpatient setting.

VIVITROL is indicated for the prevention of relapse to opioid dependence, following opioid detoxification.

Recommended dose is 380 mg delivered IM every 4 weeks or once a month

LupronDepot (leuprolide acetate for depot suspension)

**Annual Sales: $826MM**

LUPRON DEPOT-PED is a gonadotropin releasing hormone (GnRH) agonist indicated in the treatment of children with central precocious puberty.

LUPRON DEPOT 3.75 mg for 1-month and 11.25 mg for 3-month administration are used for the management of endometriosis, including pain relief and reduction of endometriotic lesions.

LUPRON DEPOT 7.5 mg for 1-month, 22.5 mg for3-month, 30 mg for 4-month, and 45 mg for 6-month administration are prescribed for the palliative treatment of advanced prostate cancer.

# Non-Opiate: Non Addictive Pain Relief



Haining Dai
Director Pre-Clinical Neuroscience
**Co-inventor NeuroScaffold**
**Co-inventor NeuroRelease**



In-House Vivarium Maximizes R&D and Product Iterations, has almost 30 years of Neurological Vivarium work.





**Frank Reynolds, Chief Science Officer**

- **Co-invented The NeuroScaffold**
- **Co-invented NeuroRelease**

- Co-inventor on 60 Neurological patent applications
- 2011 David F Apple Award for SCI research
- 2010 President of Ireland Awards Top 50 Scientist
- MIT-Sloan; Wharton School. Penn Engr., HBS, St Joe's, Temple U, Chestnut Hill College, Rider U,
- Hong Kong University Science and Technology
- 2013 & 2016 Best Company to work for Boston- BBJ

# Chronic Constriction Injury Model

- Gold standard for animal pain model
- 4,000+ citations
- Generates mechanical and thermal allodynia


Spinal cord
L6
L5
L4
SNL
DRG
Sciatic Nerve
CCI
PNL
L4
Peroneal
Sural

# Exparel vs NeuroRelease

## Walking and Pain Analysis

Exparel – 3hr post injection

Skips a Step in pain, Lose Of Locomotion



NeuroRelease – 3hr post injection

Deliberate Controlled Plantar Stepping



PixarBio
We Got This!™

www.pixarbio.com

# 14-Day NeuroRelease™

## Mechanical Sensitivity


P16CDE Von Frey Test (Left)
Grams
20 mg dose loaded MP
20 mg dose unloaded MP
CBZ control
bupivacaine control
saline
NBL
LBL
2H
4H
1D
4D
7D
10D
14D
18D
21D

## Thermal Sensitivity


P16CDE Plantar Left
Time (Second)
20 mg dose loaded MP
20 mg dose unloaded MP
CBZ control
bupivacaine control
saline
NBL
LBL
3H
1D
4D
7D
10D
14D
18D
21D

Day14


MPs

Day28


MPs

Day56



Confidential

PixarBio
We Got This!™

www.pixarbio.com

# 3-Day NeuroRelease™

## Mechanical Sensitivity



P16M VF Data Left
Grams
0.9% Saline
20mg CBZ Loaded High i.v. Microparticles
50
40
30
20
10
0
****
***
*
***
NBL
LBL
3 hrs
Day 1
Day 2
Day 3
Day 4
Day 5
Day 7

## Thermal Sensitivity



P16M Plantar Data Left
Time (Second)
0.9% Saline
20mg CBZ Loaded High i.v. Microparticles
18
16
14
12
10
8
6
4
**
**
****
NBL
LBL
Day 1
Day 3
Day 4
Day 7

Histology images will be forthcoming...

# Blood Plasma Levels
## Carbamazepine Below Detectable Limited Reduces Systemic Side Effects


a
Carbamazepine
[Blood Plasma] (ng/mL)
Time (days)
b
Carbamazepine-10,11-epoxide
[Blood Plasma] (ng/mL)
Time (days)

a) Pharmacokinetic analysis of carbamazepine
b) Pharmacokinetic analysis of carbamazepine-10,11-epoxide (carbamazepine metabolite)

Dashed line: limit of detection of 10ng/mL.

# Thank You and Contact

**PixarBio Corporation**
**200 Boston Ave Unit 1875**
**Medford, MA 02155**
**(617) 803-8838**
**info@pixarbio.com**


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